Exhibit 10.6

JOINDER AGREEMENT

THIS JOINDER IN MASTER SECURITY AGREEMENT, (this “Joinder”) is executed as of July 24, 2009 by PetroAlgae Inc., a Delaware corporation (“Joining Party”) and PA LLC (f/k/a PetroAlgae, LLC) (“PA”) and delivered to LV Administrative Services, Inc. as administrative and collateral agent (the “Agent”) for PetroTech Holdings, Corp. (“PetroTech” and together with Agent, individually, each a “Creditor Party” and collectively, the “Creditor Parties”). Except as otherwise defined herein, terms used herein and defined in the Master Security Agreement (as defined below), as applicable, shall be used herein as therein defined.

W I T N E S S E T H:

WHEREAS, PA and the Agent, have entered into a Master Security Agreement dated August 21, 2008 and amended and restated as of the date hereof (as further amended, restated, modified and/or supplemented from time to time, the “Master Security Agreement”);

WHEREAS, the Joining Party shall become an Assignor under the Master Security Agreement;

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Joining Party, the receipt and sufficiency of which are hereby acknowledged, the Joining Party hereby makes the following representations and warranties to the Creditor Parties and hereby covenants and agrees with the Creditor Parties as follows:

NOW, THEREFORE, the Joining Party agrees as follows:

1. By this Joinder, the Joining Party becomes an Assignor for all purposes under the Master Security Agreement.

2. PA and the Joining Party agrees that, upon the Joining Party’s execution hereof, the Joining Party will become an Assignor under, and as defined in, the Master Security Agreement, and will be bound by all terms, conditions and duties applicable to an Assignor under the Master Security Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Obligations (as defined in the Master Security Agreement), PA and the Joining Party hereby pledges, hypothecates, assigns, transfers, sets over and delivers to the Agent for the benefit of PetroTech and grants to the Agent for the benefit of PetroTech a security interest in all Collateral (as defined in the Master Security Agreement), if any, now owned or, to the extent provided in the Master Security Agreement, hereafter acquired by it.

3. In connection with the grants by the Companies and the Joining Party, pursuant to paragraphs 2 above, of a security interest in all of its right, title and interest in the Collateral (as defined in each of the Master Security Agreement and the

Equity Pledge Agreement) in favor of the Agent for the benefit of PetroTech, the Joining Party (i) agrees to execute (if necessary) and deliver to the Agent such financing statements, in form acceptable to the Agent, as the Agent may request or as are necessary or desirable in the opinion of the Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral (as defined in each of the Master Security Agreement) owned by the Joining Party, (iii) authorizes the Agent to file any such financing statements without the signature of the Joining Party where permitted by law (such authorization includes a description of the Collateral as “all assets and all personal property, whether now owned and/or hereafter acquired” of the Joining Party (or any substantially similar variation thereof)) and (iv) agrees to execute and deliver to the Agent assignments of United States trademarks, patents and copyrights (and the respective applications therefor) to the extent requested by the Agent.

4. Without limiting the foregoing, the Joining Party and the Companies, hereby makes and undertakes, as the case may be, each covenant, representation and warranty made by each Assignor pursuant to the Master Security Agreement and agrees to be bound by all covenants, agreements and obligations of an Assignor pursuant Master Security Agreement, and all other related agreements to which it is or becomes a party.

5. Schedule A to the Master Security Agreement is hereby amended by supplementing such Schedule with the information contained on Schedule A attached hereto as Annex I.

6. This Joinder shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns, provided, however, PA nor the Joining Party may assign any of its rights, obligations or interest hereunder without the prior written consent of the Creditor Parties. THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Joinder shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Joinder which shall remain binding on all parties hereto.

7. The effective date of this Joinder is July 24, 2009.

IN WITNESS WHEREOF, the Joining Party and the Companies have caused this Joinder to be duly executed as of the date first above written.

PETROALGAE INC.

By:	/s/ David P. Szostak
Name: David P. Szostak
Title: President

PA LLC

By:	/s/ Ottmar Dippold
Name: Ottmar Dippold
Title: CEO

Accepted and Acknowledged by:

LV ADMINISTRATIVE SERVICES, INC., as Agent

By:	/s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

PETROTECH HOLDINGS, CORP.

By:	/s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

ANNEX I

SCHEDULE A

Entity	Jurisdiction of Formation	Organizational Identification Number

PA LLC	Delaware	4224141

PETROALGAE INC.	Delaware	4421184